Exhibit 32.1

Certification Pursuant To
18 U.S.C. Section 1350
As Adopted Pursuant To
Section 906 of the Sarbanes-Oxley Act of 2002

        In connection with the Quarterly Report of Hospira, Inc. (the “Company”) on Form 10-Q for the period ended March 31, 2009 as filed with the Securities and Exchange Commission (the “Report”), I, Christopher B. Begley, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ CHRISTOPHER B. BEGLEY
Christopher B. Begley
Chairman and Chief Executive Officer
April 28, 2009